Exhibit 99.1

TerraForm Power Reports 2Q 2016 Financial Results and Files Form 10-Q

BETHESDA, MD, February 7, 2017 (GLOBE NEWSWIRE) -- TerraForm Power, Inc. (Nasdaq: TERP) (“TerraForm Power”), a global owner and operator of clean energy power plants, today reported second quarter 2016 financial results and filed its Form 10-Q for the quarterly period ended June 30, 2016 with the Securities and Exchange Commission. The Form 10-Q is available on the Investors section of TerraForm Power’s website at www.terraformpower.com.

“The reporting of our second quarter 2016 results demonstrates TerraForm Power’s continued progress in positioning the Company for success,” said Peter Blackmore, Chairman and Interim CEO of TerraForm Power. “The Board and management team are committed to strengthening operations and maximizing value for shareholders.”

As disclosed more fully in the Form 10-Q for 2Q 2016, the Company is continuing its efforts to regain compliance with Nasdaq’s continued listing requirements with respect to its delayed SEC periodic reports, with significant progress made by filing its Form 10-K for 2015 and its Forms 10-Q for 1Q 2016 and 2Q 2016. However, due to the time and resources required to complete its delayed SEC periodic reports, the Company has experienced delays in its ongoing efforts to complete all steps and tasks necessary to finalize financial statements and other disclosures required to be in its Form 10-K for 2016 and subsequent quarterly reports. The Company currently does not expect to be able to file its Form 10-K for 2016 by the SEC deadline of March 1, 2017 or its Form 10-Q for 1Q 2017 by the SEC filing deadline in May 2017. In addition, while the Company continues to work towards filing its Form 10-Q for 3Q 2016 as soon as practicable, there is no assurance that the Company will be able to make such filing and regain compliance with Nasdaq’s continued listing requirements with respect to its SEC periodic reports before its Form 10-K for 2016 becomes due on March 1, 2017. Should the Company fail to file its Form 10-Q for 3Q 2016 by the March 1, 2017 deadline, we would expect for the Company’s Class A common stock to be delisted from the Nasdaq Global Select Market.

2Q 2016 Results: Key Metrics

	2Q 2016	2Q 2015	% change YoY
Revenue, net ($M)	$187	$130	44%
Net Income / (Loss) ($M)	($45)	$29	n/a

MW (net) in operation at end of period	2,983	1,883	58%
Capacity Factor	30%	24%	+600 bps
MWh (000s)	2,038	944	116%
Adj. Revenue / MWh	$99	$140	-29%
Adj. Revenue ($M)	$201	$132	53%
Adj. EBITDA ($M)	$151	$108	40%
Adj. EBITDA margin	75.1%	81.6%	(650) bps
CAFD ($M)	($14)	$63	n/a

Unrestricted Cash ($M) at end of period	$562	$391	44%

Investor Conference Call

We will host an investor conference call and webcast to discuss our 2Q 2016 results.

Date:        Wednesday, February 22, 2017
Time:         4:30 pm ET

US Toll-Free #:     (844) 464-3938
International #:     (765) 507-2638
Code:         61459006
Webcast:     http://edge.media-server.com/m/p/3b9ggtyn

The webcast will also be available on TerraForm Power's investor relations website: www.terraformpower.com.
A replay of the webcast will be available for those unable to attend the live webcast.

About TerraForm Power

TerraForm Power is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Power creates value for its investors by owning and operating clean energy power plants. For more information about TerraForm Power, please visit: www.terraformpower.com.

Safe Harbor Disclosure

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Power expects or anticipates will occur in the future are forward-looking statements. They may include estimates of cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements provide TerraForm Power’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although TerraForm Power believes its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the SunEdison bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under our revolving credit facility, the indentures governing our senior notes, and/or project-level financing; risks related to failure to satisfy the requirements of Nasdaq, which could result in the delisting of our common stock; risks related to delays in our filing of periodic reports with the SEC; risks related to our exploration and potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; potential conflicts of interests or distraction due to the fact that most of our directors and executive officers are also directors and executive officers of TerraForm Global, Inc.; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages. Furthermore, any dividends are subject to available capital, market conditions, and compliance with associated laws and regulations. Many of these factors are beyond TerraForm Power’s control.

TerraForm Power disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Power’s Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the quarter ended June 30, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and

Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Adjusted Revenue

Adjusted Revenue is a supplemental non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance.

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure which eliminates the impact on net income of certain unusual or non-recurring items and other factors that we do not consider representative of our core business or future operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by non-operating, unusual or non-recurring items.

Cash Available for Distribution (CAFD)

CAFD is a supplemental non-GAAP measure of our ability to earn and distribute cash to investors. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income, net cash provided by (used in) operating activities or any other liquidity measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs.

Contacts:

Investors:

Brett Prior
TerraForm Power
investors@terraform.com

Media:

Meaghan Repko / Joseph Sala / Nicholas Leasure
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449

TERRAFORM POWER, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating revenues, net	$187,301	$130,046	$341,218	$200,561
Operating costs and expenses:
Cost of operations	31,518	18,409	61,714	35,229
Cost of operations - affiliate	8,903	4,174	15,749	7,817
General and administrative expenses	21,057	4,521	38,240	13,569
General and administrative expenses - affiliate	2,234	17,857	7,671	24,775
Acquisition and related costs	—	6,664	2,743	20,386
Acquisition and related costs - affiliate	—	604	—	1,040
Depreciation, accretion and amortization expense	61,031	38,136	120,038	70,027
Total operating costs and expenses	124,743	90,365	246,155	172,843
Operating income	62,558	39,681	95,063	27,718
Other expenses:
Interest expense, net	101,299	35,961	170,293	72,816
(Gain) loss on extinguishment of debt, net	—	(11,386)	—	8,652
Loss (gain) on foreign currency exchange, net	4,741	(14,439)	248	(70)
Loss on receivables - affiliate	—	—	845	—
Other (income) expenses, net	(423)	(803)	144	(323)
Total other expenses, net	105,617	9,333	171,530	81,075
(Loss) income before income tax expense	(43,059)	30,348	(76,467)	(53,357)
Income tax expense	1,878	1,214	1,975	1,169
Net (loss) income	(44,937)	29,134	(78,442)	(54,526)
Less: Pre-acquisition net income of renewable energy facilities acquired from SunEdison	—	10,635	—	10,635
Net (loss) income excluding pre-acquisition net income of renewable energy facilities acquired from SunEdison	(44,937)	18,499	(78,442)	(65,161)
Less: Net income attributable to redeemable non-controlling interests	9,187	1,796	11,732	1,627
Less: Net (loss) income attributable to non-controlling interests	(33,217)	9,903	(68,786)	(45,472)
Net (loss) income attributable to Class A common stockholders	$(20,907)	$6,800	$(21,388)	$(21,316)

Weighted average number of shares:
Class A common stock - Basic and diluted	90,809	57,961	89,268	53,874
(Loss) earnings per share:
Class A common stock - Basic and diluted	$(0.23)	$0.10	$(0.24)	$(0.41)

TERRAFORM POWER, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net (loss) income	$(44,937)	$29,134	$(78,442)	$(54,526)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments:
Net unrealized (loss) gain arising during the period	(2,857)	3,852	3,716	577
Hedging activities:
Net unrealized (loss) gain arising during the period, net of tax	(13,641)	(4,569)	(46,606)	5,683
Reclassification of net realized loss into earnings, net of tax	12,134	350	12,503	3,207
Other comprehensive (loss) income, net of tax	(4,364)	(367)	(30,387)	9,467
Total comprehensive (loss) income	(49,301)	28,767	(108,829)	(45,059)
Less: Pre-acquisition net income of renewable energy facilities acquired from SunEdison	—	10,635	—	10,635
Less: Pre-acquisition other comprehensive (loss) income of renewable energy facilities acquired from SunEdison	—	(4,997)	—	7,503
Comprehensive (loss) income excluding pre-acquisition comprehensive income of renewable energy facilities acquired from SunEdison	(49,301)	23,129	(108,829)	(63,197)
Less comprehensive (loss) income attributable to non-controlling interests:
Net income attributable to redeemable non-controlling interests	9,187	1,796	11,732	1,627
Net (loss) income attributable to non-controlling interests	(33,217)	9,903	(68,786)	(45,472)
Foreign currency translation adjustments	(1,027)	2,177	1,497	315
Hedging activities	(1,333)	630	(13,166)	798
Comprehensive (loss) income attributable to non-controlling interests	(26,390)	14,506	(68,723)	(42,732)
Comprehensive (loss) income attributable to Class A common stockholders	$(22,911)	$8,623	$(40,106)	$(20,465)

TERRAFORM POWER, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	June 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$562,445	$626,595
Restricted cash, including consolidated VIEs of $88,509 and $57,372 in 2016 and 2015, respectively	160,293	152,586
Accounts receivable, net	117,469	103,811
Prepaid expenses and other current assets	61,150	53,769
Assets held for sale	61,579	—
Total current assets	962,936	936,761

Renewable energy facilities, net, including consolidated VIEs of $3,550,855 and $3,558,041 in 2016 and 2015, respectively	5,156,083	5,834,234
Intangible assets, net, including consolidated VIEs of $903,915 and $929,580 in 2016 and 2015, respectively	1,219,242	1,246,164
Goodwill	55,874	55,874
Deferred financing costs, net	8,738	10,181
Other assets	96,449	120,343
Restricted cash	23,057	13,852
Non-current assets held for sale	582,366	—
Total assets	$8,104,745	$8,217,409

TERRAFORM POWER, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(CONTINUED)

	June 30, 2016	December 31, 2015
Liabilities, Non-controlling Interests and Stockholders' Equity
Current liabilities:
Current portion of long-term debt and financing lease obligations, including consolidated VIEs of $466,532 and $980,069 in 2016 and 2015, respectively	$1,424,132	$2,037,919
Accounts payable, accrued expenses and other current liabilities, including consolidated VIEs of $56,024 and $48,359 in 2016 and 2015, respectively	159,065	153,046
Deferred revenue	18,178	15,460
Due to SunEdison, net	26,637	26,598
Liabilities related to assets held for sale	431,688	—
Total current liabilities	2,059,700	2,233,023
Long-term debt and financing lease obligations, less current portion, including consolidated VIEs of $553,760 and $59,706 in 2016 and 2015, respectively	2,650,473	2,524,730
Deferred revenue, less current portion	62,855	70,492
Deferred income taxes	28,539	26,630
Asset retirement obligations, including consolidated VIEs of $111,530 and $101,532 in 2016 and 2015, respectively	184,274	215,146
Other long-term liabilities	41,198	31,408
Non-current liabilities related to assets held for sale	42,079	—
Total liabilities	5,069,118	5,101,429

Redeemable non-controlling interests	180,240	175,711
Stockholders' equity:
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, none issued and outstanding in 2016 and 2015, respectively	—	—
Class A common stock, $0.01 par value per share, 850,000,000 shares authorized, 91,455,316 and 79,734,265 shares issued in 2016 and 2015, respectively, and 91,312,642 and 79,612,533 shares outstanding in 2016 and 2015, respectively	910	784
Class B common stock, $0.01 par value per share, 140,000,000 shares authorized, 48,202,310 and 60,364,154 shares issued and outstanding in 2016 and 2015, respectively	482	604
Class B1 common stock, $0.01 par value per share, 260,000,000 shares authorized, none issued and outstanding in 2016 and 2015	—	—
Additional paid-in capital	1,465,350	1,267,484
Accumulated deficit	(125,981)	(104,593)
Accumulated other comprehensive income	4,182	22,900
Treasury stock, 142,674 and 121,732 shares in 2016 and 2015, respectively	(2,833)	(2,436)
Total TerraForm Power, Inc. stockholders' equity	1,342,110	1,184,743
Non-controlling interests	1,513,277	1,755,526
Total non-controlling interests and stockholders' equity	2,855,387	2,940,269
Total liabilities, non-controlling interests and stockholders' equity	$8,104,745	$8,217,409

TERRAFORM POWER, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
(In thousands)

											Non-controlling Interests
	Class A Common Stock Issued		Class B Common Stock Issued		Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Common Stock Held in Treasury				Accumulated Deficit	Accumulated Other Comprehensive Loss		Total Equity
	Shares	Amount	Shares	Amount				Shares	Amount	Total	Capital			Total
Balance as of December 31, 2015	79,734	$784	60,364	$604	$1,267,484	$(104,593)	$22,900	(122)	$(2,436)	$1,184,743	$1,953,584	$(182,822)	$(15,236)	$1,755,526	$2,940,269
SunEdison exchange	12,162	122	(12,162)	(122)	181,045	—	—	—	—	181,045	(181,045)	—	—	(181,045)	—
Stock-based compensation	(441)	4	—	—	2,889	—	—	(21)	(397)	2,496	—	—	—	—	2,496
Net loss[1]	—	—	—	—	—	(21,388)	—	—	—	(21,388)	—	(68,786)	—	(68,786)	(90,174)
Net SunEdison investment	—	—	—	—	16,319	—	—	—	—	16,319	8,963	—	—	8,963	25,282
Other comprehensive loss	—	—	—	—	—	—	(18,718)	—	—	(18,718)	—	—	(11,669)	(11,669)	(30,387)
Sale of membership interests in renewable energy facilities	—	—	—	—	—	—	—	—	—	—	15,266	—	—	15,266	15,266
Distributions to non-controlling interests in renewable energy facilities	—	—	—	—	—	—	—	—	—	—	(7,365)	—	—	(7,365)	(7,365)
Equity reallocation	—	—	—	—	(2,387)	—	—	—	—	(2,387)	2,387	—	—	2,387	—
Balance as of June 30, 2016	91,455	$910	48,202	$482	$1,465,350	$(125,981)	$4,182	(143)	$(2,833)	$1,342,110	$1,791,790	$(251,608)	$(26,905)	$1,513,277	$2,855,387
———

(1)	Excludes $11,732 of net income attributable to redeemable non-controlling interests.

TERRAFORM POWER, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(78,442)	$(54,526)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, accretion and amortization expense	120,038	70,027
Amortization of favorable and unfavorable rate revenue contracts, net	20,325	5,023
Amortization of deferred financing costs and debt discounts	15,219	11,506
Unrealized loss on U.K. interest rate swaps	30,647	—
Unrealized loss on commodity contract derivatives, net	5,201	1,814
Unrealized loss on foreign currency exchange, net	2,113	355
Recognition of deferred revenue	(4,373)	(972)
Stock-based compensation expense	2,446	7,474
Loss on extinguishment of debt, net	—	8,652
Loss on receivables - affiliate	845	—
Deferred taxes	1,909	1,112
Other, net	(86)	(603)
Changes in assets and liabilities:
Accounts receivable	(31,252)	(54,889)
Prepaid expenses and other current assets	(9,143)	8,911
Accounts payable, accrued expenses, and other current liabilities	4,699	11,273
Deferred revenue	(546)	14,323
Other, net	4,769	5,820
Net cash provided by operating activities	84,369	35,300
Cash flows from investing activities:
Cash paid to third parties for renewable energy facility construction	(37,372)	(447,844)
Acquisitions of renewable energy facilities from third parties, net of cash acquired	(4,064)	(1,159,269)
Change in restricted cash	(62,217)	4,343
Due to SunEdison, net	—	(14,872)
Other investments	—	(10,000)
Net cash used in investing activities	$(103,653)	$(1,627,642)

TERRAFORM POWER, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(CONTINUED)

	Six Months Ended June 30,
	2016	2015
Cash flows from financing activities:
Proceeds from issuance of Class A common stock	$—	$921,610
Proceeds from Senior Notes due 2023	—	945,962
Repayment of term loan	—	(573,500)
Proceeds from Revolver	—	235,000
Repayment of Revolver	—	(235,000)
Borrowings of non-recourse long-term debt	3,980	344,884
Principal payments on non-recourse long-term debt	(63,925)	(134,333)
Due to SunEdison, net	(10,885)	44,998
Sale of membership interests in renewable energy facilities	15,266	44,792
Distributions to non-controlling interests in renewable energy facilities	(13,788)	(16,885)
Repurchase of non-controlling interest in renewable energy facilities	—	(54,694)
Distributions to SunEdison	—	(31,555)
Net SunEdison investment	28,671	99,251
Payment of dividends	—	(33,910)
Debt prepayment premium	—	(6,412)
Debt financing fees	(4,500)	(35,392)
Net cash (used in) provided by financing activities	(45,181)	1,514,816
Net decrease in cash and cash equivalents	(64,465)	(77,526)
Effect of exchange rate changes on cash and cash equivalents	315	(396)
Cash and cash equivalents at beginning of period	626,595	468,554
Cash and cash equivalents at end of period	$562,445	$390,632

Supplemental Disclosures:
Cash paid for interest, net of amounts capitalized of $804 and $11,419, respectively	$118,942	$44,530
Cash paid for income taxes	—	—
Schedule of non-cash activities:
Additions of asset retirement obligation (ARO) assets and liabilities	$9,003	$36,176
ARO assets and obligations from acquisitions	136	27,208
Long-term debt assumed in connection with acquisitions	—	136,174

Appendix Table A-1: Reg. G: TerraForm Power, Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA to CAFD
Adjusted EBITDA
We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities. In addition, Adjusted EBITDA is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget.
We define Adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance.  Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP.
Cash Available for Distribution
We believe cash available for distribution is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. In addition, cash available for distribution is used by our management team for internal planning purposes.
We define “cash available for distribution” or “CAFD” as adjusted EBITDA of Terra LLC as adjusted for certain cash flow items that we associate with our operations. Cash available for distribution represents adjusted EBITDA (i) minus deposits into (or plus withdrawals from) restricted cash accounts required by project financing arrangements to the extent they decrease (or increase) cash provided by operating activities, (ii) minus cash distributions paid to non-controlling interests in our renewable energy facilities, if any, (iii) minus scheduled project-level and other debt service payments and repayments in accordance with the related borrowing arrangements, to the extent they are paid from operating cash flows during a period, (iv) minus non-expansionary capital expenditures, if any, to the extent they are paid from operating cash flows during a period, (v) plus or minus operating items as necessary to present the cash flows we deem representative of our core business operations, with the approval of the audit committee.

The following table presents a reconciliation of net loss to Adjusted EBITDA to CAFD:

	Three Months Ended June 31,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Net income (loss)	($44,937)	$29,134	($78,442)	($54,526)
Interest expense, net	101,299	35,961	170,293	72,816
Income tax provision (benefit)	1,878	1,214	1,975	1,169
Depreciation, accretion and amortization expense (a)	70,853	43,495	140,363	75,050
General and administrative expenses (b)	11,576	16,557	27,573	23,251
Stock-based compensation expense (c)	1,423	2,330	2,446	7,474
Acquisition and related costs, including affiliate (d)	—	7,268	2,743	21,426
Unrealized loss on derivatives, net (e)	5,553	(2,488)	5,201	1,814
Loss (gain) on extinguishment of debt, net (f)	—	(11,386)	—	8,652
Non-recurring facility-level non-controlling interest member transaction fees (g)	—	—	—	2,753
Loss (gain) on foreign currency exchange, net (h)	5,279	(14,439)	2,113	(70)
Loss on investments and receivables with affiliate (i)	—	—	845	—
Other non-cash operating revenues (j)	(1,502)	—	(3,824)	—
Other non-operating expenses (k)	(423)	—	144	—
Adjusted EBITDA	$150,999	$107,646	$271,430	$159,809

Adjusted EBITDA	$150,999	$107,646	$271,430	$159,809
Interest payments	(59,563)	(41,252)	(117,487)	(61,452)
Principal payments	(32,805)	(10,653)	(40,768)	(11,899)
Cash distributions to non-controlling interests, net	(6,085)	(2,970)	(9,447)	(12,317)
Non-expansionary capital expenditures	(2,396)	(4,495)	(5,657)	(4,495)
(Deposits into)/withdrawals from restricted cash accounts	(65,724)	5,468	(73,962)	13,498
Other:
Contributions received pursuant to agreements with SunEdison (l)	—	3,313	8,000	9,466
Economic ownership adjustments (m)	—	6,379	—	13,590
Other items	1,542	(162)	16,410	1,974
Estimated cash available for distribution	(14,032)	63,275	48,519	108,174
Impact of defaults on changes in restricted cash (n)	(67,321)	—	(67,321)	—
Estimated cash available for distribution excluding defaults	$53,289	$63,275	$115,840	$108,174

a)
Includes the following reductions, (increases) and forecasted reductions within operating revenues, due to net amortization of favorable and unfavorable rate revenue contracts for the following periods:

2Q 2016	2Q 2015	June 2016 YTD	June 2015 YTD
$9.8mm	$5.4mm	$20.3mm	$5.0mm

b)
Pursuant to the MSA, SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. For the year ended December 31, 2015, cash considerations as detailed in the following table were paid to SunEdison for these services, and the amount of general and administrative expense - affiliate in excess of the fees paid to SunEdison in each period will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm Power that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. The Company’s normal general administrative expenses, not paid by SunEdison, are not added back in the reconciliation of net income (loss) to Adjusted EBITDA. For the quarter ended March 31, 2016 and the six months ended June 30, 2016, Terraform Power directly paid to suppliers for normal operating general and administrative expenses of the amounts shown below.

2Q 2016	2Q 2015	June 2016 YTD	June 2015 YTD
$5.4mm	$1.3mm	$8.0mm	$2.0mm

c)	Represents stock-based compensation expense recorded within general and administrative expenses in the consolidated statements of operations.

d)	Represents transaction related costs, including affiliate acquisition costs, associated with acquisitions.

e)	Represents the unrealized change in the fair value of commodity contracts not designated as hedges.

f)	We recognized net losses and (gains) on extinguishment of debt for the following credit facilities during the periods shown:

	2Q 2016	2Q 2015	June 2016 YTD	June 2015 YTD
Term Loan / Sr. Notes extinguishment and related fees	$0.0mm	$0.0mm	$0.0mm	$12.3mm
Revolver	--	--	--	1.3mm
First Wind	--	--	--	6.4mm
Duke Energy operating facility	--	($11.4mm)	--	($11.4mm)

g)
Represents professional fees for legal, tax, and accounting services related to entering into certain tax equity financing arrangements that were paid by SunEdison, and are not representative of our core business operations.

h)	Represents net losses and (gains) on foreign currency exchange, primarily due to unrealized gains/losses on the re-measurement of intercompany loans which are primarily denominated in British pounds.

i)	As a result of the SunEdison Bankruptcy, we recorded a bad debt reserve during the six months ended June 30, 2016 related to outstanding receivables from debtors in the SunEdison bankruptcy.

j)	Primarily represents deferred revenue recognized related to the upfront sale of investment tax credits to non-controlling interest members.

k)	Represents certain other non-cash charges or non-operating items that we believe are not representative of our core business or future operating performance.

l)
We received an equity contribution of $4.0 million from SunEdison pursuant to the Interest Payment Agreement in the three months ended March 31, 2015. We received an equity contribution from SunEdison of $6.6 million in August 2015, of which $3.3 million was attributed to the three months ended June 30, 2015, and $8.0 million in February 2016 pursuant to the Amended Interest Payment Agreement. In addition, in conjunction with the First Wind Acquisition, SunEdison committed to reimburse us for capital expenditures and operations and maintenance labor fees in excess of budgeted amounts (not to exceed $50.0 million through 2019) for certain of our wind power plants. During the six months ended June 30, 2015, the Company received contributions pursuant to this agreement of $4.3 million. No contributions were received pursuant to these agreements during the three or six months ended June 30, 2016.

m)
Represents economic ownership of certain acquired operating assets which accrued to us prior to the acquisition close date. The amount recognized for year-to-date June 30, 2015 are primarily related to our acquisition of First Wind and Northern Lights. Per the terms of the First Wind acquisition, we received economic ownership of the First Wind operating assets effective January 1, 2015 and $7.2 million of CAFD accrued to us from January 1, 2015 through the January 29, 2015 closing date. Per the terms of the Northern Lights acquisition, we received economic ownership of the Northern Lights facilities effective January 1, 2015 and $3.7 million of CAFD accrued to us from January 1, 2015 through the June 30, 2015 closing date. The remaining $2.7 million of economic ownership related to our acquisitions of Moose Power and Integrys, which both closed in the second quarter of 2015.

n)	Represents the impact of SunEdison bankruptcy triggered or related defaults on changes in restricted cash as of June 30, 2016.

Appendix Table A-2: Reg. G: TerraForm Power, Inc.
Reconciliation of Operating Revenues to Adjusted Revenue
Adjusted Revenue
We define Adjusted Revenue as operating revenues, net adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable revenue contracts and other non-cash items. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. Adjusted Revenue is a non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget.
The following table presents a reconciliation of Operating revenues, net to Adjusted Revenue:

	Three Months Ended June 31,		Six Months Ended June 30,
(in thousands)	2016	2015	2016	2015
Adjustments to reconcile Operating revenues, net to adjusted revenue
Operating revenues, net	$187,301	$130,046	$341,218	$200,561
Unrealized loss on derivatives, net (o)	5,553	(2,488)	5,201	1,814
Amortization of favorable and unfavorable rate revenue contracts, net (p)	9,821	5,359	20,325	5,023
Other non-cash items (q)	(1,502)	(1,065)	(3,824)	(644)
Adjusted revenue	$201,173	$131,852	$362,920	$206,754

o)	Represents the change in the fair value of commodity contracts not designated as hedges.

p)	Represents net amortization of favorable and unfavorable rate revenue contracts included within operating revenues, net.

q)	Primarily represents deferred revenue recognized related to the upfront sale of investment tax credits to non-controlling interest members.